3 CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

March 31, 2016
Dear Investor:
The Sound Shore Fund's Investor Class (ticker SSHFX) ended March 31, 2016 with a net asset value of $41.54 per share.  The first quarter total return of 0.58% lagged the Standard & Poor's 500 Index ("S&P 500") which rose 1.35% and the Dow Jones Industrial Average ("Dow Jones") which rose 2.20%.
We are required by the SEC to say that:  Performance data quoted represents past performance and is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.  The Fund's Investor Class 1, 5, 10, and 15-year average annual total returns for the period ended March 31, 2016 were -5.33%, 9.99%, 6.01%, and 6.50%, respectively.  As stated in the current prospectus, the Fund's Investor Class total annual operating expense ratio (gross) is 0.92%. For the most recent month-end performance, please visit the Fund's website at www.soundshorefund.com.
Domestic equity indices ended with modest gains after a volatile first quarter of 2016.  Stocks dropped sharply through mid-February due to credit market concerns, but subsequently recovered as the Federal Reserve paused on rate hikes and oil prices rebounded, signaling a potential improvement in economic growth.  Even so, the best performing telecom and utility sectors seemed indicative of investor caution.
Consistent for the last 38 years, Sound Shore Management's investment process focuses on stocks that are at low absolute and/or relative P/E multiples and out of favor with Wall Street.  Our fundamental research targets company specific drivers that can build value despite low consensus expectations.  As we discussed in greater detail in our 2015 year-end letter, industries undergoing significant competitive transitions can be fertile ground for identifying stocks where perceptions have changed more than reality.
For example, two of Sound Shore's better first quarter contributors, broadcaster CBS and tech supplier Oracle, are legacy participants successfully competing amidst industrial disruption.  CBS advanced after confirming better than expected first quarter ad sales and strong content licensing growth prospects via "over the top" video streaming.  Likewise, Oracle was higher following cloud software sales progress that topped forecasts within its large installed, blue chip customer base.  Importantly, both companies proved to be adapting and winning within new business dynamics, in contrast to skeptical consensus expectations.
Meanwhile, quarterly detractors included financial holdings CIT and Citizens Financial Group, which declined with their banking peers due to net interest margin and loan growth uncertainty.  However, CIT's and Citizens' substantial excess regulatory capital, estimated to be at least 20% of market capitalization, and focused, proven managements stand in contrast to recent investor concerns.  These stocks traded down to prices significantly below book value during the quarter, providing us an opportunity to add to our positions.  Also in financials, at the beginning of the year we took profits in insurer American International Group, a long-term outperformer which had reached our target valuation. Originally purchased in 2011 for less than book value and 7 times earnings, AIG outperformed the S&P 500 and its sector due to its internal steps to improve its return on equity.
The current backdrop for markets includes a fairly typical menu of concerns, topped by peak corporate profit margins, possible negative interest rates, and the US elections.  We will leave it to the pundits to sort these variables out, and instead keep our investment effort trained on identifying stocks that are attractively priced versus their historic norms with capable managements driving financial improvement.  As of March 31, 2016 our portfolio is valued at 14.4 times next four quarter earnings, a meaningful discount to the S&P 500's 16.7 times, despite strong balance sheets and better free cash flow.
Thank you for your investment alongside ours in Sound Shore.
Sincerely,
SOUND SHORE FUND
Harry Burn, III
John P. DeGulis
T. Gibbs Kane, Jr.
Co-Portfolio Managers

Important Information
Fund returns assume the reinvestment of all dividend and capital gain distributions.  The Standard & Poor's 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks.  The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors.   It is not possible to invest directly in an Index or Average.
Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
The price-to-earnings (P/E) of an index is the total price of the index divided by its total earnings. Free cash flow is the amount of cash left over after the company has paid all its expenses and what was spent for reinvesting into the company (capital expenditures).  Basis point is one hundredth of one percent.
This letter may contain discussions about certain investments both held and not held in the portfolio.  As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk.  Percent of net assets as of 3/31/16:  American International Group:  0.00%; CBS Corporation:  2.97%; CIT Group, Inc.:  2.84%; Citizens Financial Group, Inc.:  2.38%; and Oracle Corporation:  3.37%.
An investment in the Fund is subject to risk, including the possible loss of principal amount invested.  Mid Cap Risk:  Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies.  Foreign Securities Risk:  The Fund may invest in foreign securities primarily in the form of American Depositary Receipts.   Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.
The views in this letter were those of the Fund managers as of 3/31/16 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund's present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

	Share Amount	Market Value
Common Stocks (97.2%)
Consumer Discretionary (13.0%)
CBS Corp., Class B	1,011,400	$55,718,026
Comcast Corp., Class A	825,000	50,391,000
Liberty Global PLC, Class C (a)	1,376,700	51,708,852
Lowe's Cos., Inc.	488,600	37,011,450
Time Warner, Inc.	676,700	49,094,585
		243,923,913
Consumer Staples (2.4%)
Procter & Gamble Co.	548,300	45,130,573
		45,130,573
Energy (7.4%)
BP PLC, ADR	1,493,600	45,076,848
EQT Corp.	697,800	46,934,028
Total SA, ADR	1,025,500	46,578,210
		138,589,086
Financials (25.9%)
Aon PLC	456,500	47,681,425
Bank of America Corp.	3,611,500	48,827,480
Berkshire Hathaway, Inc., Class B (a)	331,800	47,075,784
Capital One Financial Corp.	812,700	56,328,237
CIT Group, Inc.	1,717,600	53,297,128
Citigroup, Inc.	1,182,800	49,381,900
Citizens Financial Group, Inc.	2,127,700	44,575,315
Invesco, Ltd.	1,658,200	51,022,814
Marsh & McLennan Cos., Inc.	790,000	48,024,100
Realogy Holdings Corp (a)	1,078,300	38,937,413
		485,151,596
Health Care (10.7%)
Agilent Technologies, Inc.	1,210,800	48,250,380
Merck & Co., Inc.	1,222,500	64,682,475
Pfizer, Inc.	1,403,000	41,584,920
Thermo Fisher Scientific, Inc.	323,800	45,846,842
		200,364,617
Industrials (4.5%)
AerCap Holdings NV (a)	955,100	37,019,676
General Electric Co.	1,521,900	48,381,201
		85,400,877

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
MARCH 31, 2016 (Unaudited)

	Share Amount	Market Value

Information Technology (25.3%)
Alphabet, Inc., Class A (a)	64,945	$49,546,540
Analog Devices, Inc.	902,400	53,413,056
Applied Materials, Inc.	2,389,600	50,611,728
Flextronics International, Ltd. (a)	4,820,800	58,138,848
Hewlett Packard Enterprise Co.	2,119,100	37,571,643
Keysight Technologies, Inc. (a)	1,801,800	49,981,932
Microsoft Corp.	1,115,200	61,592,496
Oracle Corp.	1,543,700	63,152,767
Texas Instruments, Inc.	866,700	49,765,914
		473,774,924
Materials (3.1%)
International Paper Co.	1,430,500	58,707,720
		58,707,720
Telecommunication Services (2.2%)
Vodafone Group PLC, ADR	1,303,400	41,773,970
		41,773,970
Utilities (2.7%)
Exelon Corp.	1,398,900	50,164,554
		50,164,554
Total Common Stocks (cost $1,494,871,141)		$1,822,981,830

Short-Term Investments (3.1%)
Money Market Fund (3.1%)
Western Asset Institutional U.S. Treasury Reserves, 0.19% (b)	57,905,937	$57,905,937
Total Short-Term Investments (cost $57,905,937)		$57,905,937
Total Investments (100.3%) (cost $1,552,777,078)		$1,880,887,767
Liabilities Less Other Assets ((0.3)%)		(5,695,845)
Net Assets (100.0%)		$1,875,191,922

(a) Non-income producing security.
(b) Percentage disclosed reflects the money market fund's institutional class shares 30-day yield as of March 31, 2016.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
MARCH 31, 2016 (Unaudited)

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$404,190,072
Gross Unrealized Depreciation	(76,079,383)
Net Unrealized Appreciation	$328,110,689

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.
NOTES TO SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

1. Organization
Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946—Financial Services—Investment Companies.
The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the "Board") may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.
Each share of the Fund has equal divided, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.
2. Significant Accounting Policies
This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual amounts could differ from those estimates.
The following summarizes the significant accounting policies of the Fund:
a. Security Valuation
Exchange-traded securities including those traded on the National Association of Securities Dealers' Automated Quotation system ("NASDAQ"), are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at its publicly traded net asset value ("NAV").
The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued)
MARCH 31, 2016 (Unaudited)

Valuation inputs used to determine the value of the Fund's investments are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical assets
Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.
The following table summarizes the Fund's investments categorized in the fair value hierarchy as of March 31, 2016:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities

Common Stocks	$1,822,981,830	$-	$-	$1,822,981,830
Short-Term Investments	57,905,937	-	-	57,905,937
Total Investments	$1,880,887,767	$-	$-	$1,880,887,767

At March 31, 2016, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industy type.
The Fund's policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of March 31, 2016, based on the valuation input Levels on December 31, 2015.
b. Security Transactions
Security transactions are recorded on a trade date basis.
3. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser
Sound Shore Management, Inc.
Greenwich, Conneticut

Administrator
Atlantic Fund Administration, LLC
Portland, Maine

Distributor
Foreside Fund Services, LLC
Portland, Maine
www.foreside.com

Transfer and Distribution Paying Agent
Atlantic Shareholder Services, LLC
Portland, Maine

Custodian
MUFG Union Bank, N.A.
San Francisco, California

Fund Counsel
Dechert LLP
New York, New York

Independent Registered
Public Accounting Firm
BBD, LLP
Philadelphia, Pennsylvania

207-QR-0316

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza
Portland, ME 04101
http://www.soundshorefund.com
(800) 551-1980

Quarterly Letter to Shareholders
(Unaudited)

MARCH 31, 2016

SOUND SHORE FUND